LEASE AGREEMENT

This Lease, made as of the 8th day of June, 2012 by and between (a) Pine City Properties LLC, hereinafter referred to as the "Landlord", and (b) Quality Wallbeds, Inc., hereinafter referred to as the "Tenant";

W I T N E S S E T H

For and in consideration of the rents, covenants, agreements and conditions hereinafter reserved, made and entered into on the part of the Tenant to be paid, performed, and observed, it is hereby stipulated, covenanted and agreed by and between the Landlord and the Tenant as follows:

1.

The Landlord does hereby let, demise and lease to the Tenant, and the Tenant does hereby hire and take from the Landlord that certain free standing building hereinafter identified as 2820 16th Street North, St. Petersburg, and said space being further described and identified as consisting of approximately 1,900 usable square feet and being hereinafter sometimes referred to as the "Premises", said lease to be for the term of 12 months commencing on the First day of June 2012, and ending on the 30th day of June, 2013.

Yielding and paying therefor, during the term aforesaid, the total rental of $15,186.86, payable in monthly installments of $1,168.22 each, on the first (1st) day of every month of said term in advance, without demand, and without regard to any right of setoff, counterclaim or deduction, plus applicable Florida state taxes on the Monthly Rent, at the office of Arvana, Inc. and made payable to: Pine City Properties LLC, P.O. Box 12729, St. Petersburg FL 33733-2729.

Landlord’s Agent hereby receipts the sum of $856.68 representing the pro-rated first month’s rent; $59.97 as applicable Florida state taxes for one month; and $1,350.00 as a security deposit, which sums total $2,266.65. The security deposit is paid by Tenant as security for Tenant’s faithful performance of this lease.  Landlord may apply such deposit to Landlord’s damages by reason of Tenant’s default, but application of such deposit to such damages shall not be a limitation upon damages nor relieve Tenant of Tenant’s obligations to Landlord in excess of the amount of the deposit.  Landlord may elect to hold said security deposit in an interest bearing account with any earned interest accruing to the Landlord.   Upon conclusion of the term and Tenant’s compliance with all terms of this lease, the deposit or portion not applied to Landlord’s damages shall be refunded to Tenant, without interest.

Cost of Living Increase.  Landlord and Tenant mutually agree that for each year after the first year of this lease the monthly base rent stated hereinabove shall be adjusted on the basis as provided herein for any increase in the cost of living as reported in the Consumer Price Index, all Items and Major Group Figures for All Urban Consumers (1982-84-100) (CPI-U) (the "Index") published by the Bureau of Labor Statistics (the "Bureau") of the United States Department of Labor. Annually during the term of the lease, the monthly rent shall be recalculated by the following mathematical formula:

Consumer Price Monthly Base Rent for Ensuing Term =
Consumer Price Index Level 3 months prior to commencement date of ensuing year Consumer Price Index Level 3 months prior to commencement date of this lease	×	Base monthly Rent of $1,168.22

If the compilation and/or publication of the Index shall be transferred to any other department, bureau, or agency of the United States Government, or if the Bureau shall adopt a successor  Index, the Index published  by such successor department, bureau or agency shall be adopted and used as a standard for computing adjustments to the Base Rent. As soon as possible after publication of all statistics necessary for calculation of the adjusted Base Rent applicable to any current period of this lease after the Base period, Landlord shall compute the amount of adjusted Base Rent to be paid by Tenant during such lease period. If the amount of adjusted Base Rent payable during any lease year after the Base period has not or cannot be computed by the due date of the first installment(s) thereof, Tenant shall continue to pay monthly installments of Base Rent at the rate applicable during the preceding annual period until the amount of the new installments has been computed.  If the new installments shall be greater than installments due during the preceding year, Tenant shall pay the deficiency with the installment next maturing. The base monthly rent shall never be less than of the base monthly rent for the year preceding the calculation.  The annual base monthly rent increase shall be the greater of the

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calculated CPI result or three percent (3%) of the preceding year’s base monthly rent.

2.

Fees and Penalties. A late payment penalty shall be added to any rent not received by Landlord within four (4) days after the due date. Such penalty shall be five percent (5%) of any rent not received by Landlord within four (4) days after the due date, which amounts shall compensate Landlord for additional administrative costs and time in processing late payments. In the event it becomes necessary for the Landlord to serve a statutory three day notice for non-payment of rent upon the Tenant because of Tenant’s delinquency in the payment of any rental payment, the Tenant shall be assessed a fee in the amount of$150.00, which fee shall be considered as additional rent and which may be included in said three day notice for non-payment of rent in addition to other charges. Tenant agrees to pay Landlord $40.00 or 5 percent of the face value of the check, whichever is greater, for any payment by check to Landlord from Tenant which is returned to Landlord for any reason. All past due balances shall accrue interest at the rate of I% per month or 18% per annum.

3.

The tenant waives all notices and demands in regard to delinquent rent, and specifically waives the three-day notice provided under Florida Statute 83.20.

4.

The electric, gas, sewer, water and all other utilities for each leasehold space in the building are the responsibility of the Tenant for the portion of such utility used in its leasehold space. Tenant is required to maintain an active electric and active water/sewer account for the space at all times. Tenant is required at all times during its tenancy to keep an active water and sewer account with the appropriate utility service provider or billing agency for each unit that the tenant is occupying. Water and sewer is to be available and active for the unit/units at all times, failure to do so shall be deemed a material breach of this lease and subject the tenant to an additional rent charge of $100 plus sales tax per month.

5.

Tenant upon taking possession of the premises under the terms of this lease shall be responsible for all outside safety lighting around the leased premises and will indemnify and hold Landlord harmless for any damages or claims against Landlord as a result of the outside lighting around the premises. Additionally, Landlord shall have no obligation to change the locks to the subject premises and it will be Tenant’s sole obligation upon taking possession of the leased premises to change the locks to the premises and provide Landlord with a key for the new locks. Land lord reserves the right to designate parking areas for Tenant and their employees in his sole and absolute discretion.

6.

Tenant agrees that during the term of this lease it shall be responsible for all maintenance, replacement, and repairs to the facilities located on the leased premises to include but not limited to air conditioning system, plumbing system, electrical system and lighting, doors, windows and glass. This shall include cleaning and maintenance of air conditioning systems and duct work. Tenant specifically agrees and acknowledges that Landlord shall have no obligation to maintain any of the facilities located on the leased premises except to warrant that on the date Tenant takes occupancy all such facilities shall be in working order.

7.

Under the terms of this lease, Tenant shall not be permitted to place any pay phones in or around the leased premises, Landlord reserving to himself the absolute right and discretion to place pay phones on the exterior walls of the leased premises and/or in close proximity thereto.

8.

The demised premises shall be used only as a(n) retail sales and showroom for mattresses and wallbeds. The Tenant, shall, at its own cost and expense, obtain any and all licenses and permits necessary for such use. The Tenant shall comply with all governmental laws, ordinances and regulations applicable to its use of the demised premises, and shall promptly comply with all governmental orders and directives for the correction, prevention and abatement of nuisances in or upon, or connected with the demised premises, all at the Tenant’s sole expense.

9.

(a)

 No changes, alterations, improvements, or additions to the demised premises shall be made to or upon said premises or any part thereof without the written consent of the Landlord being first had and obtained as well as all permitting and approval from the proper governmental authorities. All door, wall or other signs shall require Landlord’s approval as to location, style, size, color, and in all other respects. All changes, alterations, additions and improvements made or placed in or upon the demised premises by the Landlord or the Tenant, and which by operation of law would become a part of the real estate, shall immediately upon being made or placed thereon become the property of the Landlord and shall remain upon and be surrendered with the demised premises as a part thereof, at the termination, by lapse of time or otherwise of the term herein granted.

(b)

The Tenant shall not do or permit anything to be done in or about the premises or the building of which the demised premises are a part, nor bring nor keep anything therein which will in any way affect fire or other insurance upon the building or any of its contents or which will in any way conflict with any law, ordinance, rule or regulation now or hereafter in force or effect relating to the occupancy and use of the demised premises and said building, or in any way obstruct or interfere with the rights of other tenants or users of the building, or injure or annoy them, nor use, no allow the

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premises or the Building to be used for any improper, immoral, unlawful or objectionable purpose.

(c)

No outside storage/or display is permitted on the property, including the parking areas. If vehicles, or other items, are stored on the property or parked overnight, then the items are subject to immediate removal by the landlord without notice. Tenant shall be responsible for all removal and storage fees, these fees are due and payable immediately by the tenant upon demand by the landlord or upon demand by the towing service. ABSOLUTELY NO OUTSIDE STORAGE OR DISPLAY OF ANY ITEMS ON THE WALKWAYS OR EXTERIOR PORTIONS OF THE RENTAL SPACE IS PERMITTED. These items will be removed and disposed of without notice; the tenant shall be charged a minimum fee of $200.00 plus time and expenses as additional rent for the disposal of these items.

(d)

Any and all motor vehicle repairs on the property are strictly prohibited. Any repairs of vehicles either inside the rental space or outside the rental space shall be deemed a material breach of the lease and subject the tenant to immediate eviction from the premises. Any fluids on the floor or parking lot from repairs of any and all motor vehicles shall cause the tenant to be immediately charged as additional rent an amount of$100.00 per day, and for the costs of any and all clean-up and repairs of these fluids and any damages that these fluids cause to the property.

10.

(a)

The Tenant agrees that all personal property in the premises demised hereunder shall be at the risk of the Tenant only, and the Landlord shall not be liable for any damage to any personal property in or upon said premises or the building of which said premises are a part, sustained by the Tenant or other persons, caused by fire, windstorms, water damage of any kind, including but not limited to roof leaks, or due to the air conditioning, heating or other appliances used in connection therewith becoming out of repair or in defective condition; or arising from the bursting or leaking of water pipes, (unless caused by the negligent acts of the Lessor, its employees, agents or servants while acting within the scope of their employment) or for any acts of negligence by any co-tenants or other occupants of the building of which the demised premises are a part, or any other person.

(b)

Tenant shall, at Lessee’s expense, obtain and keep in force during the term of this lease a policy of comprehensive public liability insurance insuring Landlord and Tenant against any liability arising out of the ownership, use, occupancy or maintenance of the premises and all areas appurtenant thereto with minimum limits of $500,000/$1,000,000, or such other limit as Landlord may from time to time reasonably require, and with Landlord named as an additional insured. The limit of said insurance shall not, however, limit the liability of the Tenant hereunder. Tenant may carry said insurance under a blanket policy, providing, however, said insurance by Tenant shall have a Landlord’s protective liability endorsement attached thereto. If Tenant shall fail to procure and maintain said insurance, Landlord may, but shall not be required to, procure and maintain same, but at the expense of Tenant. Insurance required hereunder, shall be in companies approved by Landlord, which approval shall not be unreasonably withheld. Tenant shall deliver to Lessor prior to occupancy of the Premises copies of policies of liability insurance required herein or certificates evidencing the existence and amounts of such insurance with loss payable clauses satisfactory to Landlord, and thereafter shall deliver any replacement policies to Landlord prior to expiration of the current policy. No policy shall be cancelable or subject to reduction of coverage except after twenty (20) days prior written notice to Landlord.

11.

Assignment and Subletting. The Tenant shall not assign, mortgage, hypothecate or otherwise encumber this lease or the leasehold interest granted hereby, or any interest therein, or permit the use of the premises or any part thereof by any person or persons other than the Tenant, or sublet the premises, or any part thereof, without the written consent of the Landlord in each such case being first had and obtained; and notwithstanding any such assignment, mortgage, hypothecation, encumbrance of subletting, the Tenant shall at all times remain fully responsible and liable for the payment of the rent and other sums of money herein specified and for compliance with all of the obligations of the Tenant under the terms, provisions and covenants of this lease. If a beneficial interest or any amount of stock or other indicium of ownership in Tenant is sold or transferred without Lessor’s prior written consent and Tenant is not a natural person or persons but is a corporation, partnership, trust, or other legal entity, it shall be deemed a violation of this paragraph.

12.

The Tenant shall take good care of the premises hereby demised and shall, at the Tenant’s own cost and expenses, make all repairs to the same which are occasioned by the Tenant’s use and occupancy thereof, except for usual and ordinary wear and tear by reasonable use and occupancy; and at the end or other expiration of the term, shall deliver up the demise premises in the same condition as received, ordinary wear and tear by ordinary use of thereof only excepted.

13.

If the building of which the demised premises are a part is, without fault of the Tenant, damaged by fire or other cause to the extent that the entire demised premises are rendered untenantable and cannot be reasonably rendered in as good a condition as existed prior to the damage within ninety (90) days from the date of such damage, the term of this lease may be terminated by the Landlord or the Tenant by giving written notice to the other party; but if such damage be not such as to permit a termination of the term of this lease as above provided, then a proportionate reduction shall be made in the rent

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herein reserved corresponding to the time during which and to the portion of the premises of which the Tenant shall thereby be deprived of possession. The Tenant agrees that Landlord shall not be responsible or liable for any loss due to business interruption occasioned by such fire, casualty or other cause which renders the premises untenantable, nor any other damages the Tenant may incur or sustain.

14.

In the event of any default in the payment of any rent, or any other charges or expenses on the Tenant’s part to be paid or met, or of any part of installment thereof at the time and in the manner herein prescribed for the payment thereof and as when the same becomes due and payable, and such default shall continue for three (3) days after written notice by Landlord, or in the event of any default in the performance of any of the other covenants, conditions, restrictions, agreements, or other provisions herein contained on the part of the Tenant to be performed, kept, complied with or abided by, and such default shall continue for the space often (I 0) days after notice thereof has been given to the Tenant, or if a petition in bankruptcy is filed by the Tenant, or if said Tenant be adjudicated a bankrupt, or if the Tenant shall compound its debts or assign over its assets or effects for the payment thereof, or if a receiver shall be appointed of the Property of the Tenant, then upon the happening of any such events, the Landlord shall have the right, at its option, forthwith or thereafter to remove the Tenant and any and everyone claiming under or through the Tenant from the demised premises by summary proceedings or in any other lawful manner, and to repossess and enjoy said premises and thereupon, at the option of the Landlord (1) Landlord may at its option declare the rent for the entire term of the lease then remaining unpaid due and payable immediately without notice or demand, and Landlord may bring an action in civil court against the Tenant and/or their assigns for the full amount of the then outstanding rent; or (2) the Tenant and each and every subtenant and each and every assignee of the Tenant shall remain and continue liable for the equivalent of the rent and other charges herein reserved and required by the Tenant to be paid and met until the expiration of this Lease, and for any and all loss or damage, including all fees and expenses, excepting attorney fees, which the Landlord may sustain or incur by reason of any such event, and the Landlord may relet all or any part of the demised premises at such price and upon such terms and for such duration of time as the Landlord may determine in the name of the Landlord or as agent of the Tenant, or otherwise, and receive the rent therefor and apply the same first to the payment of such expenses and fees, excepting attorney fees, as the Landlord may have incurred in entering, dispossessing and in letting, including among other, all expenses of the Landlord reasonably incurred in putting the premises in proper condition, and then in the payment of the rent and other charges reserved hereunder and the fulfillment of the Tenant’s covenants hereunder, the Tenant and any subtenant of the Tenant and assignee of the Tenant shall remain liable for any deficiency; or (3) the Landlord may cancel this lease and this lease shall thereupon cease and terminate and come to an end with the same force and effect, and to all intents and purposes as though the original demised term had expired at that time; or (4) Landlord may pursue any other remedy available under Florida law.

15.

Acceptance by the Landlord of any rent after the same has become due and payable shall not constitute a waiver by the Landlord of any rights which the Landlord may have under the terms of this lease in the event of a default with respect to any subsequent payment of rent.

16.

The Landlord’s rights and remedies under this lease shall be cumulative and shall not be exhausted by one exercise thereof and shall not exclude any other rights and remedies authorized, provided or permitted by law. No failure or omission on the part of the Landlord promptly to exercise or insist upon any of its rights hereunder shall operate as a waiver of any such rights; and no waiver on the part of the Landlord of any breach or default or lack of prompt or full and complete performance or compliance by the Tenant hereunder shall operate as a waiver of any subsequent breach or default or lack of prompt and full performance or compliance.

17.

The Tenant agrees that the Landlord, or its officer, agents, servants, and employees may enter said premises at any hour to protect the same against elements, or accidents, or to effect repairs or replacements, and at any reasonable hour for the purpose of examining the same, or for any other reasonable purpose. Additionally, Tenant agrees that after Landlord’s reasonable notice to Tenant, Landlord or its agents and employees may inspect the potable water system to the premises to ensure that there are no leaks in such system, and should leaks be discovered, then in that event Landlord may have such leaks repaired, the cost of which shall be reimbursed to Landlord by Tenant within ten (1 0) days of delivery of a statement for the repairs to Tenant.

18.

In addition to the rent hereinabove provided for, the Tenant shall pay to the Landlord, promptly as and when due, all sales, use or excise taxes, levied assessed or payable on or on account of the leasing or renting provided for hereunder or on account of the rent payable hereunder.  In the event that an impact fee of any kind is imposed by any governmental entity as a consequence of this Tenant’s use or possession of the premises, the Tenant shall be responsible for and shall pay such impact fee promptly when due.

19.

The Landlord and the Landlord’s agent have made no representations, promises or agreements with respect to the demised premises or the building of which the demised premises are a part, or with respect to this lease or any other matter or

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thing except as herein expressly set forth. The Tenant has inspected the demised premises and the Building in which said premises are located, and the Tenant knows the location of said premises and has verified the dimensions thereof to the satisfaction of the Tenant; and the Tenant has inspected and is familiar with the condition of the air conditioning and heating system; and sanitary facilities of said Building and the Tenant agrees to accept the demised premises in as is condition.

20.

Landlord agrees to pay all real estate taxes on the demised premises; however, if the taxes levied against the land, building and improvements should increase during the term of this lease above the amount payable for the calendar year 2012, which was $t.OO, Tenant agrees to pay to Landlord One Hundred Percent (100%) of such increase on their determinable percentage of said tax, plus sales tax. The said percentage shall be determined by dividing the amount of the square feet leased under this agreement by the total square feet in said building. Tenant also agrees to pay the Landlord any excess cost of fire, windstorm, hurricane, flood, liability and any other extended coverage insurance Landlord deems appropriate over and above that payable for the calendar year 2012 which was $t.OO in the same manner as outlined above. In addition to the foregoing, Tenant also agrees to pay the Landlord any excess cost of fire and extended coverage insurance attributable to any specific hazard arising from the Tenant’s use of the premises. Any payments required under this paragraph shall be considered additional rent.

21.

Any bill, statement, notice or communication which the Landlord may desire or be required to give to the Tenant shall be deemed sufficiently given and rendered if, in writing, delivered to the Tenant personally, or sent by registered or certified mail addressed to the Tenant at the building of which the demised premises form a part or at the option of the Landlord, at the last known address or business address of the Tenant or any mailing address furnished to the Landlord in writing by the Tenant or left at the demised premises addressed to the Tenant, and the time of the rendition of such bill, statement, or notice shall be deemed to be the time when the same is mailed to the Tenant, or delivered or left at the premises as herein provided.

22.

The Tenant shall pay promptly when due any and all taxes and assessments that may be levied or assessed against the Tenant’s trade fixtures or other personal property contained in the demised premises and will cause such trade fixtures and other personal property to be assessed directly to the Tenant. lf for any reason said trade fixtures or other personal property cannot, or is not assessed separately and is included with the Landlord’s real or personal property tax assessments, the Tenant will upon demand pay to the Landlord the amount of taxes levied or assessed against the Tenant’s trade fixture or other personal property using for such purpose the valuation and rate of tax placed thereon by taxing authority, if the same can be determined, and if not, using a reasonable valuation.

23.

Landlord and Tenant agree that each party to this lease shall bear their own attorney fees and costs related to the subject matter of this lease whether it is as a result of the default of any party under the terms of this lease or any other reason whatsoever.

24.

The Tenant shall have no authority to incur, create or permit, and shall not incur, create, permit or suffer, any lien for labor or materials or services to attach to the interest or estate of either the Landlord or the Tenant in the demised premises or in the building or other real estate of which the demised premises form a part; and neither the Tenant, nor anyone claiming by, through or under the Tenant, shall have any right to file or place any labor or material lien of any kind or character whatsoever or any mechanics lien or other lien of any kind, upon the demised premises or the building or other real estate of which the demised premises form a part, so as to encumber or affect the title of the Landlord, and all persons contracting with the Tenant directly or indirectly, or with any person who in tum is contracting with the Tenant, for the erection, construction, installation, alteration or repair of the demised premises or any improvements therein or thereon, including fixtures and equipment, and all materialmen, contractors, mechanics, laborers, architects, engineers, and others are hereby charged with notice that as and from the date of this instrument, they and each of them must look to the Tenant only to secure the payment of any bills or charges or claims for work done, or materials furnished, or services rendered or performed during the term hereby demised.  The Landlord’s interest or title in the demised premises shall not be subject to liens for improvement which may be made by the Tenant, and any purported liability of the Landlord or its interest in the premises is expressly prohibited, as authorized by Florida Statute 713.10.

25.

This agreement supersedes and revokes any and all prior written agreements between the parties relating to the demised premises, and all oral agreements between the parties relating to the demise premises are hereby merged into this lease; and no amendment, modification or variation of this lease or of any terms or provisions of this lease, shall be effectual, binding or valid unless and until the same is reduced to writing and signed by the party to be charged thereby. No notice, request or demand in this lease provided for may be waived except by written waiver thereof signed by the party waiving the same. Forbearance by the Landlord shall not constitute a waiver of any kind.

26.

The Tenant pledges and assigns unto Landlord a lien for the payment of said rent upon all the furniture and fixtures,

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goods and chattels of Tenant, which may be brought or put on the premises, and Tenant agrees that said lien may be enforced by distress, foreclosure or otherwise, at the option of Landlord.

27.

Option to renew (check and initial applicable paragraph):

☐

Landlord and Tenant agree that this lease, if not in default or otherwise canceled, is renewable for an additional       month term at the sole option of Tenant, the terms and monthly rental rate to be negotiated between Landlord and Tenant. If Landlord and Tenant cannot agree to the terms then the lease shall not be renewed and shall terminate according to its terms.

☒

Landlord and Tenant agree that this lease, if not in default or otherwise canceled, is renewable by Tenant for an additional 12 month term under the same terms as this lease agreement, the monthly rental to be computed in the same manner as under Paragraph 1 of the lease based on the Consumer Price Index and monthly rental as stated therein.

The option must be exercised as follows, if it is exercised at all: Tenant shall, if Tenant wishes to renew this lease, notify Landlord of its intention to renew this lease in writing by United States mail to Landlord at the address supplied by Landlord for Tenant’s payment of rent. This notice shall be mailed to Landlord not earlier than one hundred eighty (180) nor later than ninety (90) days prior to the expiration of this lease. The postmark on the envelope of the written intention to exercise the option to renew the lease shall be determinative of the date the notice was mailed in the event a dispute over the date arises. Failure to exercise the option to renew this lease as above forever terminates Tenant’s rights to renew this lease.

28.

Tenant hereby agrees to indemnify and save harmless the Landlord against any liability, or loss or expense incurred or suffered in consequence of bodily injury (including death) or damage to any property due to a negligent or willful act or omission of the Tenant or any agent or employee or subcontractor of Tenant, arising out of or in connection with the demised premises. The aforesaid "hold harmless" indemnity shall continue in force during the entire term of this agreement and of any renewals hereof.

29.

Ln the event the whole or any part of the Premises are taken or condemned for any public or quasi-public use or purpose, the landlord may, at its option, terminate the lease from the time title to or right to possession shall vest in or be taken for such public or quasi-public use or purpose and the landlord shall be entitled to any and all income, rent, awards or any interest therein whatsoever which may be paid or made in connection therewith.

30.

Subordination. This lease is hereby made expressly subject and subordinate at all times to any and all mortgages, deeds of trust, ground or underlying leases affecting the demised premises which have been executed and delivered or which will hereafter be executed and delivered and any and all extensions and renewals thereof and substitutions therefor and to any and all advances made or to be made under or upon said mortgages, deeds of trust, ground or underlying leases. Tenant agrees to execute any instrument or instruments which the Landlord may deem necessary or desirable to acknowledge the subordination of this lease to any or all such mortgages, deeds of trust, ground or underlying leases and in the event that the Tenant shall refuse, after reasonable notice, to execute such instrument or instruments which the Landlord may deem necessary or desirable to acknowledge the subordination of this lease to any or all such mortgages, deeds of trust, ground or underlying leases, the Landlord may, at its option, in addition to any right or remedy accruing hereunder, terminate this lease without incurring any liability whatever and the estate hereby granted is expressly limited accordingly. The Tenant hereby agrees to attorn to any future owner of the Landlord’s interest in the premises under this lease, whether such occurs by reason of the dispossession of the Landlord or otherwise, and such shall not constitute a default by Landlord hereunder. Tenant agrees to deliver Estoppel Affidavits setting forth the amount of the rent and other terms of this Lease to Landlord or third parties of the Landlord’s choice promptly upon written notice from Landlord. Tenant agrees to promptly acknowledge the Assignee of any Assignment of Rents or Assignment of Leases upon written notice from Landlord.

31.

Radon Gas. Radon is a naturally occurring radioactive gas that, when it has accumulated in a building in sufficient quantities, may present health risks to persons who are exposed to it over time. Levels of radon that exceed federal and state guidelines have been found in buildings in Florida. Additional information regarding radon and radon testing may be obtained from your county public health unit.

32.

Environmental and ADA. Tenant assumes the obligation to comply with all environmental rules, regulations and requirements concerning the land and improvements, and all obligations under the Americans with Disabilities Act (42 USC 12101 et seq.) and Florida Statutes incident to the disabled or handicapped, during the lease term and, all such obligations shall be solely those of the Tenant, which indemnifies and agrees to hold Landlord harmless as to such matters.

33.

Additional Rent. It is further understood and agreed between the parties hereto that any charges which are the obligation of the lessee under the terms and conditions of this agreement, including but not limited to, services or work

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performed, utilities, additional lease charges, late fees, returned check fees and assignment fees or any other charges otherwise occurring under this contract shall be considered additional rent due and immediately payable.

34.

Electronic Payment Processing. Each remittance of payment by check is considered authorization to convert that particular check into an electronic transaction. If your check is unable to be converted electronically, it will be processed as a draft against your account.

35.

Lease Addendum.

a)

☐

There is NOT an addendum attached to this lease.

b)

☒

There IS an addendum attached to this lease.

IN WITNESS WHEREOF, the Landlord and Tenant have executed this lease as of the day and year first above written.

WITNESSES	“LANDLORD” /s/Charles Flynt CHARLES FLYNT
WITNESSES:	“TENNANT” /s/Catherine Bradaick, President CATHERINE BRADIACK

Arvana Incorporated Standard Lease Form rev. 10/2011

LEASE ADDENDUM

Quality Wallbeds- 2820 16th Street North

Rent Abatement.     As an inducement for Landlord and Tenant to enter into this lease, Landlord agrees to a forbearance of 30 days rental payment in exchange for the full and faithful performance of this Lease. Upon successful completion of the initial term of this Lease, Landlord concedes the value of the aforementioned period of days and considers the initial Lease term paid in full.  Should the Tenant NOT fulfill the initial term of the Lease, the Landlord shall pursue from the Tenant payment for the initial 30 days period. The abatement period is from June 8, 2012 thru July 8, 2012.  Therefore, the prorated first month rent that is being pre-paid at lease signing is the prorated rent for the month of July 2012.

Tenant is aware that the property is within the City limits of St Petersburg, and must obtain a retail occupational license within 30 days of lease signing for the leased premises.

This is a free-standing building; therefore the tenant shall be responsible for maintaining the lawn and parking areas in a neat and tidy condition at all times at tenant expense.

Landlord shall handle repairs to the roof of the main building, unless damage to such roof is caused by the negligence of the tenant. Landlord does not guaranty the rear attached shed area to be in a water tight condition.

All other terms and conditions of the lease, as amended, shall remain in full force and effect.

WITNESSES	“LANDLORD” /s/Charles Flynt CHARLES FLYNT
WITNESSES:	“TENNANT” /s/Catherine Bradaick, President CATHERINE BRADIACK

GUARANTY

The undersigned, jointly and severally, in order to induce Landlord to enter into the attached Lease Agreement with Tenant dated June 8, 2012 for the premises known as 2820 16th Street North, St Petersburg Tenant, hereby absolutely and unconditionally agree to guarantee to the Landlords, its successors and assigns, the Tenant's full compliance with the terms of the attached Lease Agreement, to include, but not limited to, the payment of rents.

The guarantors further absolutely and unconditionally guarantee full and timely performance of all duties and obligations whatsoever of the Tenant to the Landlord whether now existing or hereinafter arising and agrees in the event the Tenant fails to fully and timely perform any of said duties and obligations to fully and timely perform same.

Liability of the guarantors under this guaranty shall continue as long as there is any liability of Tenant to the Landlord for the lease of the premises described in the attached Lease Agreement.

Landlord may at its option proceed in the first instance against the guarantors to collect any obligations covered by this guaranty without first proceeding against the Tenant for said obligation or any other person, firm or corporation liable for said obligations.

The whole of this guaranty is herein set forth and this guaranty can be modified only by a written instrument signed by the parties to be charged therewith.

6-8-12
Date

GUARANTORS:

/s/ Catherine Bradaick	/s/ Michael J. Daniels
Witness / Catherine Bradaick	Michael J. Daniels